WATER CHEF. INC.
                              1007 Glen Cove Avenue
                            Glen Head, New York 11545

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 22, 2002

                                                                August 2, 2002

TO THE SHAREHOLDERS OF WATER CHEF:

     NOTICE IS HEREBY GIVEN that pursuant to a call of the Board of Directors, a Special Meeting of Shareholders (the "Meeting") of WaterChef,Inc., a Delaware corporation (the "Company") will be held at the Company's Headquarters at 1007 Glen Cove Avenue, Glen Head, New York, 11545 on Thursday, August 22, 2002, at 2:00 PM (EDT), to consider and to act upon the following matters, all as set forth in the Proxy Statement.


 (1) RATIFICATION  OF  INDEPENDENT  ACCOUNTANTS.  To ratify the  appointment  of
     Grassi and Co., P.C. (formerly Feldman, Sherb and Co., P.C.) as the Company's independent accountants for the year ending December 31, 2002.


 (2) APPROVAL AND RATIFICATION OF AN INCREASE IN THE AUTHORIZED COMMON STOCK OF THE COMPANY. To ratify an increase in the authorized Common stock of the Company to 190,000,000 shares, as approved by the Board of Directors of the Company at their meeting on February 22, 2002




The Board of Directors knows of no matters, other than those set forth in paragraphs (1) and (2) that will be presented for consideration at the Meeting.

            The Board of Directors has fixed the close of business on August 1, 2002 as the Record Date for the determination of shareholders entitled to vote at the Meeting.



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO

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         VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE
         PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.



                                             By order of the Board of Directors
                                             Rudolf W. Schindler
                                             Executive Vice President and
                                             Corporate Secretary
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                                WATER CHEF, INC.
                              1007 Glen Cove Avenue
                            Glen Head, New York 11542

                              ____________________

                                 PROXY STATEMENT
                              ____________________

                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 22, 2002

         This Proxy Statement is being furnished to shareholders of WaterChef, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Special Meeting of Shareholders scheduled to be held at the Company's offices at 1007 Glen Cove Road, Glen Head, New York, 11545 on August 22, 2002 and at any adjournment or adjournments thereof (the "Meeting"). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about August 5, 2002.

The matters to be considered and voted upon at the Meeting will be

  1. To ratify the appointment of Grassi and Co., P.C. as the company's independent accountants for the year ending December 31, 2002.

  2. To approve and ratify an increase in the Company's common stock, from 90,000,000 shares of Common Stock, $.001 par value to 190,000,000 shares of Common Stock. $.001 par value, as previously approved by the Company's Board of Directors, and recommended by the Board of Directors for ratification and approval by the Shareholder .

Only shareholders of record at the close of business on August 1, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting.


REVOCABILITY OF PROXIES

A proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid for by the Company. To the extent necessary to insure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees and the stock transfer agent for the Preferred and Common Shares, who will not receive any additional compensation therefore. The Company will request that

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banks, brokerages and other fiduciaries solicit their customers who own beneficially the Preferred and Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation.

OUTSTANDING SECURITIES

The Board of Directors has fixed August 1, 2002 as the Record date for the determination of shareholders entitled to notice of, and vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 145,500 Preferred Shares and 113,924 565 Common shares. Both preferred and common shares are entitled to vote at the Annual Meeting.

VOTE REQUIRED AND VOTING PROCEDURES

Each holder of Preferred and Common shares will be entitled to one vote, in person or proxy, for every share standing in its name on the books of the Company as of the Record Date of the Meeting.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by a shareholder with respect to a particular matter. The shares not being voted on a particular matter will be considered shares not present on that particular matter.

In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Marshall Sterman as proxy. WaterChef shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon.

The presence of the holders of a majority of the shares entitled to vote at the Meeting constitutes a quorum. Presence may be in person or by proxy. Abstentions are counted as "shares present" at the Meeting for purposes of determining whether a quorum exists. While a majority of the shares present is required for ratification of proposal No.1, a majority of the shares outstanding is required for ratification of Proposal No.2.

If no instructions are specified, the Shares represented by any properly executed proxy will be voted FOR the 1) ratification of the Company's independent accountants, and 2) ratification of the increase in the Company's Common Stock as previously approved by the Company's Board of Directors.

The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

The Board of Directors has appointed Martin Clare, currently a member of the Board of Directors, as the Inspector of Elections for the Meeting. If for some reason Mr. Clare cannot be present at the Meeting then either one of the present Directors, David A. Conway or Marshall S. Sterman will serve as the Inspector of Elections. The Inspector of Elections will determine the number of eligible shares represented by person or proxy at the Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes.

                                  PROPOSAL No.1

Ratification of the Independent Accountants

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF GRASSI & Co., P.C. AS THE INDEPENDENT AUDITORS. A VOTE WILL BE MADE FOR THEIR APPOINTMENT FOR EACH PROXY RECEIVED UNLESS NOTIFIED OTHERWISE.

The Board of Directors is requesting the Shareholders to ratify their appointment as Independent Accountants to the Company. Feldman, Sherb and Co., P.C. and its predecessors have been the Company's Independent Accountants for the past four years, and in April, 2002 Feldman, Sherb merged with Grassi & Co., P.C. and adopted the name Grassi & Co., P.C.


                                 PROPOSAL NO. 2

Ratification of an Increase in Common Stock

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN COMMON SHARES OF THE COMPANY TO 190,000,000 SHARES. A VOTE WILL BE CAST IN FAVOR OF THIS PROPOSAL FOR EACH PROXY RECEIVED UNLESS THE PROXY INDICATES OTHERWISE.

The Company's Board of Directors, recognizing that the number of authorized, but not yet issued, shares of Common Stock available to the Company was insufficient to meet its obligations moved to increase the authorized common stock of the Company. At a meeting of the Board on February 20, 2002 the Board voted to increase the Company's Common Shares $.001 par value, from 90,000,000 to 190,000,000. The Board requests that the Shareholders approve and ratify this action.

The Board took this action for several reasons. Because of the current lack of liquidity, it has been necessary to finance the Company's ongoing operations through the sale of Common Stock. The Company has also been able to use its Common Stock for payment of goods and services and for the repayment of past debt. As a condition of a settlement entered into with prior lenders, the

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Company needed additional shares of Common Stock to be issued in lieu of cash in satisfaction of the Company's obligation. The total amount of shares required will be based upon the Company's per share price at a future date. A registration statement covering the shares issued in connection with the settlement will be submitted to the Securities and Exchange Commission as required in the settlement agreement. The Company will also need common stock for a stock option plan, as an employee inducement, and for a variety of corporate purposes that the Board might deem appropriate.








                          By Order of the Board of Directors


 Glen Head, New York
 August 2, 2002